             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          Form 8-K

            Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 10, 1997


               FRANKFORT FIRST BANCORP, INC.
-----------------------------------------------------------
  (Exact name of registrant as specified in its charter)


        Delaware                 0-26360           61-1271129
---------------------------------------------------------------
(State or other jurisdiction   (Commission      (I.R.S. Employer
of incorporation)              File Number)   Identification No.)



216 W. Main Street, Frankfort, Kentucky                40602
----------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:(502) 223-1638
                                                   --------------


                         Not Applicable
----------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
---------------------

     On June 10, 1997, the Registrant announced that it had delayed the effective date of its previously announced one-for-two reverse stock split to a to-be-determined date following shareholder approval at the Company's 1997 annual meeting of shareholders. The Registrant also announced certain information regarding the ex-dividend date for its recently announced $4.00 special dividend payable on June 24, 1997.

     Further information regarding the elements of this plan are set forth in a press release dated June 10, 1997, attached as
Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------

     Exhibits

     99.1     Press Release dated June 10, 1997

                        SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                            FRANKFORT FIRST BANCORP, INC.



DATE: June 10, 1997         BY: /s/ William C. Jennings
                                --------------------------
                                William C. Jennings
                                Chairman, President and Chief
                                Executive Officer